UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 7, 2008

NIVS IntelliMedia Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-2323616

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 7, 2008, Kempisty & Company Certified Public Accountants, P.C. (“Kempisty”), the independent registered public accounting firm of NIVS IntelliMedia Technology Group, Inc., a Delaware corporation (the “Company”), informed the Company, and the management, the Audit Committee, and the Board of Directors of the Company concluded, that the Company’s previously issued financial statements

(i)
as of and for the years ended 2007, 2006 and 2005, as included in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2008 (the “July 30, 2008 Form 8-K”), the Registration Statement on Form S-1 filed with the Commission on August 13, 2008 (the “August 13, 2008 Form S-1”) and the Quarterly Report on Form 10-Q filed with the Commission on August 19, 2008 (the “August 19, 2008 Form 10-Q,” and collectively, with the July 30, 2008 Form 8-K and August 13, 2008 Form S-1, the “Filings”); and

(ii)	as of and for the six months ended June 30, 2008 and 2007, as included in the August 19, 2008 Form 10-Q should not be relied upon due to an error in the accounting treatment of imputed interest on loans due to one of the Company’s shareholders resulting in an understatement of the Company’s expenses for those periods (the “Restatement”) and that the Company should restate the financial statements described above and file an amendment to each of the Filings.

The Company did not account for the addition of imputed interest in the financial statements presented in the Filings. The Company has now concluded that imputed interest on loans due to one of its shareholders should have been accounted for as an expense to business operation and an addition to paid-in capital. The Company will account for the imputed interest as an expense to business operation and an addition to paid-in capital. Accordingly, the Company calculated the imputed interest amounts quarterly using an annual interest rate in the range of 5.22% to 6.57% with reference to the average six-month loan rate. The loans are unsecured and have no fixed repayment date. The Company intends to amend the Filings, if it has not already, to reflect the following:

Statement of Operations

The Company restated its previously omitted “Imputed Interest” on the “Due to Shareholders” loans by $277,810, $125,024 and $97,106 for the years ended December 31, 2007, 2006 and 2005 and $299,333 and $249,239 for the six months ended June 30, 2008 and 2007, respectively. Minority interest was restated to $223,784, $134,789, $56,121, $163,555 and $64,660, respectively.

Consolidated Balance Sheet

Adjustments were made to shareholders’ equity to reflect the restatement of the statement of operations. Minority interests were restated accordingly.

The consolidated financial statements have been restated to include the items identified above. The following financial statement line items were impacted.

Consolidated Balance Sheet

	As previously		As previously		As previously
	reported quarter	Restated quarter	reported year	Restated year	reported year	Restated year
	ended	ended	ended	ended	ended	ended
	June 30,	June 30,	December 31,	December 31,	December 31,	December 31,
	2008	2008	2007	2007	2006	2006
	(Unaudited)	(Unaudited)

Minority interest	856,090	836,109	638,844	626,346	294,208	288,654

Shareholders' Equity
Additional paid-in capital	7,245	806,518	7,245	507,185	7,245	229,375
Retained earnings (unrestricted)	22,817,185	22,037,893	16,179,908	15,692,466	7,956,825	7,740,249

Consolidated Statement of Operations

	As previously		As previously		As previously		As previously
	reported quarter	Restated quarter	reported quarter	Restated quarter	reported year	Restated year	reported year	Restated year
	ended	ended	ended	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	December 31,	December 31,	December 31,	December 31,
	2008	2008	2007	2007	2007	2007	2006	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Imputed Interest	-	299,333	-	249,239	-	277,810	-	125,024

Minority interest	171,038	163,555	70,891	64,600	230,729	223,784	137,915	134,789

After receipt of the notice, the Company’s Audit Committee, Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement and it was concluded that there was an error in the accounting treatment of imputed interest on loans due to one of the Company’s shareholders resulting in an understatement of the Company’s expenses for the periods referenced above. The Board of Directors and authorized officers of the Company discussed this matter and conclusion with Kempisty and it was concluded that the Company's previously issued financial statements described above could not be relied upon and needed to be restated.

The Company has completed the Restatement with respect to the financial statements as previously issued in the Filings and expects to file them with the Commission in the near future.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Letter acknowledging Form 8-K disclosures included in Item 4.02 regarding non-reliance on and restatement of the Company’s financial statements, dated October 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: October 13, 2008	By:	/s/ Tianfu Li
	Name:	Tianfu Li
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter acknowledging Form 8-K disclosures included in Item 4.02 regarding non-reliance on and restatement of the Company’s financial statements, dated October 13, 2008.